UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  November 16, 2021
Commission file number 0-21513
DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister			(713)	996-4700
Houston,	Texas	77040
(Address of principal executive offices)			(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01     REGULATION FD DISCLOSURE

The following information is furnished pursuant to Regulation FD.

On November 15, 2021, DXP Enterprises, Inc., issued a press release announcing it's transition plan to a new audit firm for the remainder of fiscal 2021 and for fiscal 2022. The Company determined that in order to timely complete its audit for 2021, rather than wait for its existing auditor to complete its review of the Q3 Form 10-Q before resigning, it would need to immediately replace its existing auditor so that the review of the Company’s Q3 Form 10-Q and its full year audit and review of its internal controls could be run in parallel. Management believes this will give it the best chance of completing its fiscal 2021 full year audit on time and facilitate a successful transition to a new accounting firm in fiscal 2022.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits:

Exhibit	Description

Exhibit 99.1	Press Release dated November 16, 2021 regarding the Company's transition plan to new accounting firm in 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        DXP ENTERPRISES, INC.

November 16, 2021	By: /s/ Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer

By: /s/ Gene Padgett
Gene Padgett
Senior Vice President/Chief Accounting Officer